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                                                                      EXHIBIT 21

                          SUBSIDIARIES AND AFFILIATES
                           OF HEWLETT-PACKARD COMPANY

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DOMESTIC SUBSIDIARIES OF HEWLETT-PACKARD COMPANY
Hewlett-Packard Delaware, Inc. ................................ Delaware
Hewlett-Packard Delaware Capital, Inc. ........................ Delaware
Hewlett-Packard Delaware Funding, Inc. ........................ Delaware
Hewlett-Packard Delaware Holding, Inc. ........................ Delaware
Hewlett-Packard Delaware Investment, Inc. ..................... Delaware
Hewlett-Packard European Distribution Operations Netherlands,
 Inc. ......................................................... Delaware
Hewlett-Packard Finance Company................................ California
Hewlett-Packard Global Trading, Inc. .......................... California
Hewlett-Packard Hellas......................................... California
Hewlett-Packard Inter-Americas................................. California
Hewlett-Packard Laboratories Japan, Inc. ...................... Delaware
Hewlett-Packard Little Falls, Inc. ............................ Delaware
Hewlett-Packard Pipeline Company............................... Colorado
Hewlett-Packard Puerto Rico.................................... California
Hewlett-Packard World Trade, Inc. ............................. Delaware
Apollo World Trade, Inc. ...................................... Delaware
Convex Computer Corporation.................................... Delaware
ElseWare Corporation........................................... Washington
HiNoon Project Corporation..................................... Delaware
The Tall Tree Insurance Company................................ Vermont
Versatest, Inc. ............................................... California
DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD LITTLE FALLS, INC.
Fleet Systems, Inc. ........................................... California
DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD WORLD TRADE, INC.
Hewlett-Packard Export Trade Co. .............................. California
DOMESTIC SUBSIDIARY OF HINOON PROJECT CORPORATION
Video Products Group Inc. ..................................... Delaware
DOMESTIC SUBSIDIARIES OF CONVEX COMPUTER CORPORATION
Convex Computer (China) Inc. .................................. Delaware
Convex International, Inc. .................................... Delaware
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD COMPANY
China Hewlett-Packard Company, Ltd. ........................... PRC
Grupo Hewlett-Packard Latin America S.A. de C.V. .............. Mexico
Hewlett-Packard Asia Pacific Ltd. ............................. Hong Kong
Hewlett-Packard Australia Ltd. ................................ Australia
Hewlett-Packard Bilgisayar Ve Olcum Sistemleri Anonim Sirketi.. Turkey
Hewlett-Packard Hong Kong Ltd. ................................ Hong Kong
Hewlett-Packard Ireland Ltd. .................................. Ireland
Hewlett-Packard Korea Ltd. .................................... Korea
Hewlett-Packard Medical Products (Qingdao) Ltd. ............... PRC
Hewlett-Packard Penang Sdn. Bhd. .............................. Malaysia
Hewlett-Packard Portugal-Sistemas De Informatica E De Medida
 S.A. ......................................................... Portugal
Hewlett-Packard Sales (Malaysia) Sdn. Bhd. .................... Malaysia
Hewlett-Packard Taiwan, Ltd. .................................. ROC
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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD COMPANY (continued)
EEsof GmbH.................................................... Germany
EEsof K.K. ................................................... Japan
EEsof Pte. Ltd. .............................................. Singapore
Hua Pu Information Technology Co. Ltd. ....................... PRC
P.T. Hewlett-Packard Berca Servisindo......................... Indonesia
FOREIGN SUBSIDIARIES OF CONVEX COMPUTER CORPORATION
Convex Computer Australia Pty. Ltd. .......................... Australia
Convex Computer Barbados Ltd. ................................ Barbados
Convex Computer Canada Ltd. .................................. Canada
Convex S.A. .................................................. France
Convex Computer GmbH.......................................... Germany
Convex S.p.A. ................................................ Italy
Convex Computer Japan K.K. ................................... Japan
Convex Computer Pte. Ltd. .................................... Singapore
Convex Computer AG............................................ Switzerland
Convex Computer B.V. ......................................... The Netherlands
Convex Computer Ltd. ......................................... UK
FOREIGN SUBSIDIARY OF CHINA HEWLETT-PACKARD COMPANY, LTD.
China Hewlett-Packard (Shenzhen) Company, Ltd. ............... PRC
FOREIGN SUBSIDIARIES OF GRUPO HEWLETT-PACKARD LATIN AMERICA
 S.A. DE C.V.
Arrendadora Hewlett-Packard S.A. de C.V. ..................... Mexico
Hewlett-Packard de Mexico S.A. de C.V. ....................... Mexico
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD ASIA PACIFIC LTD.
Hewlett-Packard Australia Finance Ltd. ....................... Australia
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD AUSTRALIA LTD.
Hewlett-Packard New Zealand Ltd. ............................. New Zealand
Telstra Hewlett-Packard (R&D) Pty. Inc. ...................... Australia
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD DELAWARE, INC.
Hewlett-Packard Chile, S.A. .................................. Chile
Hewlett-Packard de Venezuela, C.A. ........................... Venezuela
Hewlett-Packard do Brasil, S.A. .............................. Brazil
Hewlett-Packard Malaysia Technology, Sdn. Bhd. ............... Malaysia
Hewlett-Packard (Thailand) Ltd. .............................. Thailand
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE CAPITAL, INC.
HCL Hewlett-Packard Ltd. ..................................... India
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE HOLDING, INC.
Hewlett-Packard (India) Software Operation Pte. Ltd. ......... India
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE INVESTMENT,
 INC.
Hewlett-Packard India Ltd. ................................... India
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DO BRASIL, S.A.
Edisa Hewlett-Packard S.A. ................................... Brazil
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD GMBH
Hewlett-Packard Inter-Services GmbH........................... Germany
IDACOM Electronics GmbH....................................... Germany
debis Systemhaus sfi GmbH..................................... Germany
LGI Logistics Group International............................. Germany
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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD EUROPE B.V.
Hewlett-Packard Belgium S.A./N.V. ............................ Belgium
Hewlett-Packard (Canada) Ltd. ................................ Canada
Hewlett-Packard (China) Investment Co., Ltd. ................. PRC
Hewlett-Packard Colombia Limitada............................. Columbia
Hewlett-Packard Coordination Center SC........................ Belgium
Hewlett-Packard Far East Pte. Ltd. ........................... Singapore
Hewlett-Packard GmbH.......................................... Germany
Hewlett-Packard Holding B.V. ................................. The Netherlands
Hewlett-Packard Holdings (M) Sdn. Bhd. ....................... Malaysia
Hewlett-Packard Ireland (Holdings) Ltd. ...................... Ireland
Hewlett-Packard Israel Science Center Ltd. ................... Israel
Hewlett-Packard Italiana S.p.A. .............................. Italy
Hewlett-Packard Japan, Ltd. .................................. Japan
Hewlett-Packard Ltd. ......................................... U.K.
Hewlett-Packard Netherland B.V. .............................. The Netherlands
Hewlett-Packard Philippines................................... Philippines
Hewlett-Packard S.A. ......................................... Switzerland
Hewlett-Packard Shanghai Analytical Products Co. Ltd. ........ PRC
Hewlett-Packard Singapore (Sales) Pte. Ltd. .................. Singapore
Technologies et Participations S.A............................ France
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD (CANADA) LTD.
IDACOM Electronics............................................ Canada
Hewlett-Packard Canada (Realty)............................... Canada
Apollo Computer (Canada) Ltd.................................. Canada
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD (CHINA) INVESTMENT CO.,
 LTD.
Hewlett-Packard Computer Products (Shanghai) Co., Ltd......... PRC
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD HOLDINGS (M) SDN. BHD.
Hewlett-Packard Storage Products (M) Sdn. Bhd................. Malaysia
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD IRELAND (HOLDINGS)
 LTD.
Hewlett-Packard (Manufacturing) Ltd........................... Ireland
Hewlett-Packard Finance (Europe) Ltd.......................... Ireland
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD ITALIANA S.P.A.
Hewlett-Packard Servizi Finanziari S.p.A...................... Italy
NECSY Network Control Systems S.p.A........................... Italy
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD JAPAN, LTD.
Shinkawa YHP Corporation...................................... Japan
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD LTD.
Hewlett-Packard Avantek Ltd. ................................. U.K.
Hewlett-Packard Equipment Leasing Ltd. ....................... U.K.
Hewlett-Packard Finance Ltd. ................................. U.K.
Hewlett-Packard Leasing Ltd. ................................. U.K.
Hewlett-Packard Product Leasing Ltd. ......................... U.K.
Apollo Computer (UK) Ltd. .................................... U.K.
BT&D Technologies Ltd. ....................................... U.K.
Colorado Memory Systems Europe Ltd. .......................... U.K.
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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD S.A.
Hewlett-Packard Argentina S.A. ..........................  Argentina
Hewlett-Packard A/S......................................  Denmark
Hewlett-Packard Ges.m.b.H................................  Austria
Hewlett-Packard Espanola, S.A. ..........................  Spain
Hewlett-Packard (Malaysia) Sdn. Bhd. ....................  Malaysia
Hewlett-Packard Norge AS.................................  Norway
Hewlett-Packard OY.......................................  Finland
Hewlett-Packard (Schweiz) AG.............................  Switzerland
Hewlett-Packard Singapore Pte. Ltd. .....................  Singapore
Hewlett-Packard Sverige AB...............................  Sweden
Hewlett-Packard Technical B.V. ..........................  The Netherlands
Hewlett-Packard Trading S.A. ............................  Switzerland
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD SINGAPORE PTE.
 LTD.
Hewlett-Packard Investment Ltd. .........................  Liberia
Geneva Investments N.V. .................................  Netherlands Antilles
W.W. Investment Holding Pte. Ltd. .......................  Singapore
TECH Semiconductor Singapore Pte. Ltd. ..................  Singapore
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD INVESTMENT LTD.
Banque de Savoie S.A. ...................................  France
FOREIGN SUBSIDIARY OF W.W. INVESTMENT HOLDING PTE. LTD.
W.W. Real Estate and Development Pte. Ltd. ..............  Singapore
FOREIGN SUBSIDIARIES OF W.W. REAL ESTATE AND DEVELOPMENT
 PTE. LTD.
W-Wide Offshore Ventures Pte. Ltd. ......................  Singapore
CP Pierre................................................  France
FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD WORLD TRADE, INC.
Hewlett-Packard AO.......................................  Russia
Hewlett-Packard Europe B.V. .............................  The Netherlands
Hewlett-Packard International Sales Corporation B.V. ....  The Netherlands
Hewlett-Packard Magyarorszag Kft. .......................  Hungary
Hewlett-Packard Polska spol.z.o.o. ......................  Poland
Hewlett-Packard RE Ltd. .................................  Ireland
Hewlett-Packard s.r.o. ..................................  Czech Republic
Ericsson Hewlett-Packard Telecommunications AB...........  Sweden
Leasametric GmbH.........................................  Germany
Yokogawa Analytical Systems, Inc. .......................  Japan
FOREIGN SUBSIDIARY OF ERICSSON HEWLETT-PACKARD
 TELECOMMUNICATIONS AB
Ericsson Hewlett-Packard S.A.R.L. .......................  France
FOREIGN SUBSIDIARY OF LEASAMETRIC GMBH
Leasametric S.A. ........................................  France
FOREIGN SUBSIDIARIES OF TECHNOLOGIES ET PARTICIPATIONS
 S.A.
Hewlett-Packard France...................................  France
Technologies et Participations Immobilieres..............  France
FOREIGN SUBSIDIARY OF HEWLETT-PACKARD FRANCE
Hewlett-Packard France Finance...........................  France
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